Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 24, 2009 (this “Amendment”), to that certain 5-Year Revolving Credit Facility, dated as of June 15, 2007 (as amended from time to time, the “Credit Agreement”) by and among MF GLOBAL FINANCE USA INC., a New York corporation (the “Borrower”), MF GLOBAL FINANCE EUROPE LIMITED, a company organized under the laws of England and Wales (the “Designated Subsidiary Borrower”), MF GLOBAL LTD., a company organized under the laws of Bermuda (the “Parent”), the several banks and other financial institutions parties thereto (the “Lenders”), CITIBANK N.A., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity the “Administrative Agent”) and the parties named as documentation agents thereto (each a “Documentation Agent”, and, collectively, the “Documentation Agents”).

RECITALS:

WHEREAS, the Borrower, the Designated Subsidiary Borrower, the Parent, the Lenders, the Syndication Agent, the Administrative Agent and the Documentation Agents are parties to the Credit Agreement;

WHEREAS, the Parent has determined that it may be in the best interests of the Parent, the Borrower and its Subsidiaries for the Parent to change its jurisdiction of organization from Bermuda to the State of Delaware, or to become a subsidiary of a new holding company organized in the State of Delaware;

WHEREAS, the Parent may elect either (a) to organize a new company under the law of the State of Delaware, which may initially be a Subsidiary of the Parent, and to merge the Parent with and into the new company as the surviving company, or to amalgamate or consolidate the Parent with the new company to form an amalgamated or resulting company organized under such law (any such merger, amalgamation or consolidation, the “Delaware Merger” and any such surviving, amalgamated or resulting company, the “Delaware Parent”), (b) to redomicile or redomesticate itself pursuant to Section 388 of the Delaware General Corporation Law or any successor provision (“Section 388”) so as to continue its existence as a company organized under the law of the State of Delaware (the “Domestication”) or (c) to organize a new company under the law of the State of Delaware (the “Super Parent”) and to become a subsidiary of the Super Parent;

WHEREAS, in connection with any Delaware Merger, the holders of the Equity Interests in the Parent would receive Equity Interests in the Delaware Parent;

WHEREAS, in connection with any Domestication, the Parent would comply with the procedures necessary therefor under Section 388, which would include the adoption of new organization documents, and the holders of the Equity Interests of the Parent would receive Equity Interests in the continuing company;

WHEREAS, in order to create the Super Parent, the Parent would establish the Super Parent, which may initially be a Subsidiary of the Parent, and merging, amalgamating or consolidating a new subsidiary of the Super Parent with the Parent, or effecting a scheme of arrangement, share transfer or exchange or a business combination or similar transaction involving the Super Parent and the Parent, with the result that the holders of the Equity Interests of the Parent would receive Equity Interests of the Super Parent and the Parent would become a subsidiary of the Super Parent (provided that some or all of the outstanding convertible preference shares, convertible notes and other rights to acquire Equity Interests of the Parent may remain outstanding securities of the Parent, with rights to acquire shares of the Parent or the Super Parent) (any such transaction contemplated in this paragraph, a “Super Parent Transaction”);

WHEREAS, in order to effect the Delaware Merger, the Domestication or the Super Parent Transaction, the Parent would be required to obtain approval of its Board of Directors and to otherwise comply with applicable requirements of Bermuda law;

WHEREAS, in connection with the Delaware Merger, the Domestication or the Super Parent Transaction, the Parent may determine that it is in its best interests, in order to preserve or obtain certain commercial, regulatory, tax or other characteristics or benefits, to effect mergers, share or asset transfers or purchases or other transactions in respect of one or more direct or indirect Subsidiaries of the Parent or Super Parent, which may include the Borrower or any Designated Subsidiary Borrower and, in connection with any Super Parent Transaction, may also include the Parent (any such transaction contemplated in this paragraph and the next paragraph, a “Subsidiary Transfer”);

WHEREAS, any Subsidiary Transfers would be effected in a manner that would result in the surviving, resulting or transferee entities (which may be new entities and not the existing entities) in respect of the subsidiaries involved in such Subsidiary Transfers being direct or indirect subsidiaries of (or being) the Delaware Parent (in the case of any Delaware Merger), the Parent (in the case of any Domestication) or the Super Parent (in the case of any Super Parent Transaction);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement to enable the Parent, if it elects to do so to consummate the Delaware Merger, the Domestication or the Super Parent Transaction, as the case may be, and any Subsidiary Transfers as more fully set forth herein; and

WHEREAS, each of the Lenders parties hereto has agreed to such amendments, subject to the agreements of the Borrower and the Parent provided for herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS

(a) Amendments to Section 1.01.

(i) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical position:

“Delaware Merger” has the meaning assigned to such term in the First Amendment.

“Delaware Parent” has the meaning assigned to such term in the First Amendment.

“Delaware Parent Assumption Agreement” has the meaning assigned to such term in Section 6.04.

“Domestication” has the meaning assigned to such term in the First Amendment.

“First Amendment” means the First Amendment, dated as of July 24, 2009, to this Agreement.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Subsidiary Transfer” has the meaning assigned to such term in the First Amendment.

“Super Parent” has the meaning assigned to such term in the First Amendment.

“Super Parent Assumption Agreement” has the meaning assigned to such term in Section 6.04.

“Super Parent Transaction” has the meaning assigned to such term in the First Amendment.

“Super Parent Transaction Effective Date” has the meaning assigned to such term in the First Amendment.

(ii) The definitions of “Change of Control” and “Parent” in Section 1.01 of the Credit Agreement are hereby deleted and replaced with the following two new definitions, respectively, each reading in its entirety as follows:

“Change in Control” means (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) directors of MF Global Ltd., a company organized under the laws of Bermuda, on the date hereof or Persons appointed or nominated by them nor (ii) appointed or nominated by directors (w) so nominated or appointed, (x) described in the foregoing clause (i), (y) nominated or appointed by a Permitted Holder or (z) nominated or appointed in reliance on this clause (ii), (b) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the First Amendment Effective Date), other than a Permitted Holder, shall have acquired beneficial ownership of greater than or equal to 50% on a fully diluted basis of the voting or economic interest in the Parent’s capital stock or (c) the Parent shall, from and after Separation, cease to own (directly or indirectly) all of the capital stock of the Borrower or any Designated Subsidiary Borrower. For the avoidance of doubt, it is understood and agreed that a Change in Control will not occur solely by reason of any Super Parent Transaction or Subsidiary Transfers permitted under Section 6.04 hereof.

“Parent” has the meaning assigned to such term in the preamble hereto, provided that (a) upon any consummation of the Delaware Merger, the “Parent” shall mean the Delaware Parent as the surviving, amalgamated or resulting company of the Delaware Merger, (b) upon any consummation of the Domestication, the “Parent” shall mean MF Global Ltd., as it may be renamed in connection therewith, as the same shall have become domesticated as a company under the laws of the State of Delaware, and (c) upon any consummation of the Super Parent Transaction, references to the Parent shall be subject to Section I(d) of the First Amendment.

(b) Amendments to Section 6.04. Section 6.04(a) is hereby amended by replacing the word “and” at the end of clause (a)(iv) with a comma, deleting the period at the end of clause (a)(v) and substituting in lieu thereof the following:

, and (vi) the Parent (with the terms Parent and Super Parent being used, for the purposes of this clause (vi), as they are used in the First Amendment unless otherwise specified) may:

(A)	consummate either the Delaware Merger, the Domestication or the Super Parent Transaction, provided that (x) in connection with any consummation of the Delaware Merger, the Delaware Parent executes and delivers an Assumption Agreement with respect to the obligations and liabilities of the Parent hereunder in substantially the form of Exhibit A to the First Amendment (the “Delaware Parent Assumption Agreement”), (y) in connection with any consummation of the Super Parent Transaction, the Super Parent executes and delivers an Assumption Agreement in substantially the form of Exhibit B to the First Amendment (the “Super Parent Assumption Agreement”) pursuant to which it will become a party hereto and (z) in connection with either the Delaware Merger, the Domestication or the Super Parent Transaction, the Delaware Parent, the Parent or the Super Parent, as the case may be, furnishes to the Administrative Agent copies of the organization documents of the Delaware Parent, the Parent or the Parent and the Super Parent as in effect after giving effect to the Delaware Merger, the Domestication or the Super Parent Transaction, as the case may be, and an opinion or opinions of counsel with respect thereto and to the valid, binding and enforceable nature of the obligations of the Delaware Parent, the Parent or the Super Parent hereunder and under the Guaranty and each of the Loan Documents after giving effect to the Delaware Merger, the Domestication or the Super Parent Transaction, as the case may be, and (in the case of the Delaware Merger or the Super Parent Transaction) the execution and delivery of the Assumption Agreement relating thereto and as to such other matters as the Administrative Agent shall reasonably request and in the event of any Delaware Merger or Domestication shall state (in form and substance reasonably satisfactory to the Administrative Agent) to the effect that the liabilities and the assets of the Parent have been assumed by the Delaware Parent in the Delaware Merger or that the liabilities of the Parent remain attached to, and the property of the Parent remains vested in, the Parent after giving effect to the Domestication, as applicable, under the laws of the State of Delaware and Bermuda, as applicable; and

(B)

effect or cause to be effected any Subsidiary Transfer, provided that (x) unless such Subsidiary Transfer would be permitted under this Section 6.04(a) excluding this clause (vi) (it being understood and agreed that for the purpose of determining whether any such transaction would be so permitted references to the Parent in this Section 6.04(a) and defined terms used therein shall be references to the Delaware Parent in connection with any Delaware Merger, the continuing company in connection with any Domestication or the Super Parent in connection with any Super Parent Transaction), no Default or Event of Default shall have occurred and be continuing immediately after giving effect to any Subsidiary Transfer and the Parent has received the consent of the Administrative Agent after consultation with Lenders for such Subsidiary Transfer, with such consent to be granted unless the Administrative Agent reasonably determines that such Subsidiary Transfer would adversely affect the credit characteristics of the Loans or subject any Lender to any tax, regulatory, legal or financial disadvantage, (y) if such Subsidiary Transfer involves MF Global Ltd., the Borrower or any Designated Subsidiary Borrower, in connection with such Subsidiary Transfer, the Delaware Parent, the continuing Parent or the Super Parent, as the case may be, furnishes to the Administrative Agent such assumption agreement (providing for such subsidiary or its successor to confirm or assume its obligations under the Guaranty and this Agreement), organization and other documents and opinions as are reasonably requested by the Administrative Agent and are consistent with the requirements of subclause (A) of this clause (vi) to the extent appropriate (whereupon, any successor to MF Global Ltd., the Borrower or any Designated Subsidiary Borrower in a Subsidiary Transfer that complies with this subclause (B) shall be deemed to be MF Global Ltd., the Borrower or such Designated Subsidiary Borrower, as the case may be, for all purposes of this Agreement) and (z) if such Subsidiary Transfer involves a wholly-owned Subsidiary, the surviving, resulting or transferee entity shall, directly or indirectly, be a wholly-owned Subsidiary of (or be) the Parent, the Delaware Parent or the Super Parent, as the case may be.

(c) Amendments to Section 5.03. The proviso at the end of Section 5.03 is hereby amended to read in its entirety as follows:

; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution, or the Delaware Merger, the Domestication or the Super Parent Transaction, or any Subsidiary Transfers, permitted under Section 6.04.

(d) Amendments to References to Parent. References to the Parent in the Credit Agreement shall be amended, effective as of the date of any consummation of the Super Parent Transaction (the “Super Parent Transaction Effective Date”), to be references to the Parent for and as to dates and periods (including specified dates and periods) prior to the Super Parent Transaction Effective Date and to be references to the Super Parent for and as to dates and periods on or after the Super Parent Transaction Effective Date, except that:

(i) the references to the Parent in the following provisions of the Credit Agreement shall continue to be references to the Parent:

the Preamble

the following definition in Section 1.01:

Bridge Credit Agreement

Section 4.01

(ii) the references to “the Parent” in the following provisions of the Credit Agreement shall be amended to be references to “each of the Parent and the Super Parent” or “either of the Parent or the Super Parent”, as appropriate:

the following definitions in Section 1.01:

Guaranty

Material Adverse Effect (but only clause (b) thereof)

Permitted Encumbrance

the preamble to Article III

Section 3.01

Section 3.02

Section 3.03

Section 3.11

Section 6.02 (d) and (f)

Article VII (but only clauses (c), (e), (h), (i), (j), and (m) thereof and the parenthetical clause in clause (d) thereof)

Article VIII

Section 9.01

Section 9.02

Section 9.03(d)

Section 9.04

Section 9.05

Section 9.08

Section 9.12

Section 9.14

(iii) the references to the Parent in Section 6.04(a)(vi) shall be references to the Parent as indicated therein.

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

This Amendment shall be effective on and as of the date hereof (the “First Amendment Effective Date”) upon the satisfaction of the following conditions:

(a) Agreements. The Borrower, the Designated Subsidiary Borrower, the Parent, the Required Lenders and the Administrative Agent shall have delivered executed counterparts of this Amendment to the Administrative Agent under arrangements satisfactory to it, and all such counterparts shall have been so delivered by no later than July 24, 2009 (as such date may be extended as reasonably determined by the Administrative Agent and the Borrower).

(b) Fees and Costs.

(i) The Administrative Agent shall have received upon or promptly following the satisfaction of the condition in clause (a) above, the payment by the Borrower for the account of each Lender that executes and delivers this Amendment by the deadline referenced in clause (a) above of an amendment fee in the amount equal to 0.05% of the Commitment of such Lender.

(ii) The Administrative Agent shall have received, to the extent invoiced and only if such invoices are received by the Parent reasonably in advance of the deadline referenced in clause (a) above, reimbursement or other payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by Borrower in connection with this Amendment pursuant to Section 9.03(a) of the Credit Agreement.

The Lenders parties hereto hereby authorize and instruct the Administrative Agent to accept (A) (i) the Delaware Parent Assumption Agreement, if the Delaware Merger is consummated by the Parent or (ii) the Super Parent Assumption Agreement, if the Super Parent Transaction is consummated by the Parent and (B) any other agreements, documents and opinions contemplated by Section 6.04(a)(vi) of the Credit Agreement.

SECTION III. REPRESENTATIONS AND WARRANTIES

The Parent and the Borrower hereby represent and warrant to the Lenders as follows:

(a) Binding Obligation. This Amendment has been duly executed and delivered by each such party hereto and constitutes a legal, valid and binding obligation of each such party enforceable against each such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Financial Statements; No Material Adverse Change. The consolidated and combined financial statements of the Parent and its consolidated subsidiaries contained in Item 8 of the Parent’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, as filed with the SEC (the “2009 Annual Report”), present fairly, in all material respects, the financial position, results of operations, cash flows and changes in equity of the Parent and its consolidated subsidiaries as of the dates and for the periods referred to in such financial statements in conformity with GAAP. As at the First Amendment Effective Date, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise of the Parent and its Subsidiaries, taken as a whole from that indicated in the consolidated financial statements referenced above, except as may be disclosed in the 2009 Annual Report.

(c) Incorporation of Representations and Warranties. The representations and warranties specified in Section 4.02(a) of the Credit Agreement and contained in Section 3.06 of the Credit Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date, and provided that, for purposes of the representations and warranties in Section 3.06 of the Credit Agreement, references to the “Disclosed Matters” shall mean the actions, suits, proceedings and environmental matters referenced in the 2009 Annual Report and the reference in Section 3.06(c) to “the date of this Agreement” shall mean the date of this Amendment. For the avoidance of doubt, it is understood and agreed that the representation and warranty in Section 3.11 of the Credit Agreement relates, with respect to any furnished information covered thereby, to such information as of the date it was so furnished.

(d) No Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION IV. MISCELLANEOUS

(a) Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(b) References to Credit Agreement. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment. Terms that are used and not defined in this Amendment but are defined in the Credit Agreement, including the terms “subsidiaries” and “Subsidiaries”, are used herein as defined therein, except to the extent otherwise provided herein.

(c) Effect on Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(d) Limitation of Amendment. The Amendment set forth above shall be limited precisely as written and relate solely to the modification of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by Borrower with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

(e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and written confirmation of such receipt, specifying the Lenders who are parties hereto, given by the Administrative Agent to the Parent (with counterparts executed by all the parties to be delivered by the Administrative Agent to the Parent promptly upon request thereafter).

(g) No Obligation to Proceed. It is understood and agreed that Parent has no obligation hereunder to proceed with or to complete the Delaware Merger, the Domestication, the Super Parent Transaction or any Subsidiary Transfers.

(h) Confidentiality. It is understood and agreed that the existence of this document and the matters contemplated hereby (including a possible change in the Parent’s jurisdiction of organization and the possible consummation of the Delaware Merger, the Domestication, the Super Parent Transaction and the Subsidiary Transfers) are confidential and constitute confidential Information within the meaning of and subject to Section 9.12 (“Confidentiality”) of the Credit Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers therunto duly authorized as of the date first written above.

MF GLOBAL FINANCE USA INC.,
as Borrower

By:	/s/ J. Randy MacDonald
	Name:	J. Randy MacDonald
	Title:	CFO

MF GLOBAL FINANCE EUROPE LIMITED,
as Designated Subsidiary Borrower

By:	/s/ J. Randy MacDonald
	Name:	J. Randy MacDonald
	Title:	CFO

MF GLOBAL LTD.,

By:	/s/ J. Randy MacDonald
	Name:	J. Randy MacDonald
	Title:	CFO

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Henry Steuart
	Name:	Henry Steuart
	Title:	Executive Director

Bank of America, N.A
as a Lender

By:	/s/ William J. Coupe
	Name:	William J. Coupe
	Title:	SVP

Bank of America, N.A., successor by merger to
Merrill Lynch Bank USA
as a Lender

By:	/s/ William J. Coupe
	Name:	William J. Coupe
	Title:	SVP

CITIBANK N.A.
as a Lender

By:	/s/ Matthew Nicholls
	Name:	Matthew Nicholls
	Title:	Managing Director

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Matthieu Royer
	Name:	Matthieu Royer
	Title:	Managing Director

By:	/s/ Ken Ricciardi
	Name:	Ken Ricciardi
	Title:	Director

HSBC BANK USA NA
as a Lender

By:	/s/ Paul Lopez
	Name:	PAUL LOPEZ
	Title:	SENIOR VICE PRESIDENT

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

ABN Amro Bank N.V.
as a Lender

By:	/s/ Nancy Beebe
	Name:	Nancy Beebe
	Title:	Senior Vice President

By:	/s/ Andrew C. Salerno
	Name:	Andrew C. Salerno
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH
as a Lender

By:	/s/ John McGill
	Name:	John McGill
	Title:	Director

By:	/s/ Michael Campites
	Name:	Michael Campites
	Title:	Vice President

Fortis Capital as Lender

By:	/s/ Jack Au
	Name:	Jack Au
	Title:	Director

By:	/s/ Michiel V. M. Van Der Voort
	Name:	Michiel V. M. Van Der Voort
	Title:	Managing Director

Lehman Commercial Paper Inc.
as a Lender

By:	/s/ Steve Shirreffs
	Name:	Steve Shirreffs
	Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

UBS AG, STAMFORD BRANCH
as a Lender

By:	/s/ Marie Haddad
	Name:	Marie Haddad
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Bank of Montreal, Chicago Branch
as a Lender

By:	/s/ Scott Ferris
Scott Ferris
Managing Director

Credit Suisse, Cayman Islands Branch
as a Lender

By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

GOLDMAN SACHS LENDING PARTNERS LLC
as a Lender

By:	/s/ Caroline Benton
	Name:	Caroline Benton
	Title:	Authorized Signatory

NATIONAL AUSTRALIA BANK LIMITED
as a Lender

By:	/s/ Rosemarie DiCanto
	Name:	Rosemarie DiCanto
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

RBS Securities, Inc., as agent for the Royal Bank of Scotland, plc as a Lender

By:	/s/ Fergus Smail
	Name:	Fergus Smail
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Grainne M. Pergolini
	Name:	Grainne M. Pergolini
	Title:	Director

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By:	/s/ Michael P. McCarthy
Michael P. McCarthy
Senior Vice President

By:	/s/ Michele Woessner-Larkin
Michele Woessner-Larkin
Assistant Vice President

Commerzbank AG New York & Grand Cayman (Midtown) Branch
as a Lender

By:	/s/ Kevin M. Cunningham
	Name:	Kevin M. Cunningham
	Title:	Director

LLOYDS TSB BANK PLC
as a Lender

By:	/s/ Candi Obrentz
	Name:	Candi Obrentz
	Title:	Associate Director
Financial Institutions, USA O013

By:	/s/ Shane Klein
	Name:	Shane Klein
	Title:	Director
Financial Institutions K042

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

NATIXIS
as a Lender

By:	/s/ Patrick J. Owens
	Name:	Patrick J. Owens
	Title:	Managing Director

By:	/s/ Ray Meyer
	Name:	Ray Meyer
	Title:	Director

Westpac Banking Corporation
as a Lender

By:	/s/ Bradley Scammell
	Name:	Bradley Scammell
	Title:	Head of Corporate and Institutional Banking Americas

[SIGNATURE PAGE TO FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT FACILITY]

EXHIBIT A

ASSUMPTION AGREEMENT, dated as of                         , 200  , made by                         , a                  (the “Delaware Parent”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, MF Global Ltd. (the “Parent”), MF Global Finance USA INC. (the “Borrower”), the Designated Subsidiary Borrowers from time to time parties thereto (the “Designated Subsidiary Borrowers”), the Lenders and the Administrative Agent have entered into a 5-Year Credit Agreement, dated as of June 15, 2007 (as amended, supplemented or otherwise modified from time to time, including by the First Amendment thereto referred to below, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Parent, the Borrower and certain Designated Subsidiary Borrowers (other than the Delaware Parent) have entered into the Guaranty, dated as of June 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the ratable benefit of the Lenders;

WHEREAS, the First Amendment dated as of July 24, 2009 to the Credit Agreement contemplates that, upon any consummation of a Delaware Merger, the Delaware Parent shall become a party to the Credit Agreement and the Guaranty by virtue of the Delaware Merger and by its execution and delivery of this Assumption Agreement; and

WHEREAS, the Delaware Parent is executing and delivering this Assumption Agreement in order to become a party to the Credit Agreement and the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1. Credit Agreement. By executing and delivering this Assumption Agreement, the Delaware Parent hereby acknowledges and confirms that it has become a party to the Credit Agreement as the “Parent” with the same force and effect as if it were originally a party thereto as the Parent and, without limiting the generality of the foregoing, hereby expressly assumes all rights, obligations and liabilities of the Parent thereunder. The Delaware Parent hereby represents and warrants that each of the representations and warranties specified in Section 4.02(a) of the Credit Agreement is true and correct on and as the date hereof (after giving effect to the Delaware Merger and this Assumption Agreement) as if made on and as of such date. For the avoidance of doubt, it is understood and agreed that the representation and warranty in Section 3.11 of the Credit Agreement relates, with respect to any furnished information covered thereby, to such information as of the date it was so furnished.

2. Guaranty. By executing and delivering this Assumption Agreement, the Delaware Parent hereby acknowledges and confirms that it has become a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto hereby replaces the information set forth in the Schedules to the Guaranty with respect to the Parent. The Delaware Parent hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guaranty is true and correct on and as the date hereof (after giving effect to the Delaware Merger and this Assumption Agreement) as if made on and as of such date.

3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[DELAWARE PARENT]

By:
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[Signature Page to the Delaware Parent Assumption Agreement (Guaranty)]

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Notice Address for the Delaware Parent:

[Complete]

EXHIBIT B

ASSUMPTION AGREEMENT, dated as of                             , 200_, made by                                      (the “Super Parent”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, MF Global Ltd. (the “Parent”), MF Global Finance USA INC. (the “Borrower”), the Designated Subsidiary Borrowers from time to time parties thereto (the “Designated Subsidiary Borrowers”), the Lenders and the Administrative Agent have entered into a 5-Year Credit Agreement, dated as of June 15, 2007 (as amended, supplemented or otherwise modified from time to time, including by the First Amendment thereto referred to below, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Parent, the Borrower and certain Designated Subsidiary Borrowers (other than the Super Parent) have entered into the Guaranty, dated as of June 15, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the ratable benefit of the Lenders;

WHEREAS, the First Amendment dated as of July 24, 2009 to the Credit Agreement contemplates that, upon any consummation of a Super Parent Transaction, the Super Partner shall become a party to the Credit Agreement and the Guaranty by its execution and delivery of this Assumption Agreement; and

WHEREAS, the Super Parent is executing and delivering this Assumption Agreement in order to become a party to the Credit Agreement and the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1. Credit Agreement. By executing and delivering this Assumption Agreement, the Super Parent hereby becomes a party to the Credit Agreement as the “Super Parent” with the same force and effect as if it were originally a party thereto as the Super Parent and, without limiting the generality of the foregoing, hereby expressly assumes all rights, obligations and liabilities of the Super Parent thereunder. The Super Parent hereby represents and warrants that each of the representations and warranties specified in Section 4.02(a) of the Credit Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. For the avoidance of doubt, it is understood and agreed that the representation and warranty in Section 3.11 of the Credit Agreement relates, with respect to any furnished information covered thereby, to such information as of the date it was so furnished.

2. Guaranty. By executing and delivering this Assumption Agreement, the Super Parent hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guaranty. The Super Parent hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guaranty is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

3. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[SUPER PARENT]

By:
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[Signature Page to the Super Parent Assumption Agreement (Guaranty)]

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Notice Address for the Super Parent:

[Complete]